     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 3, 2000

                                                      REGISTRATION NO. 333-_____
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         ------------------------------

                           ROSETTA INPHARMATICS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

               DELAWARE                                  8731                                 91-1770023
   (State or Other Jurisdiction of           (Primary Standard Industrial                  (I.R.S. Employer
    Incorporation or Organization)           Classification Code Number)                Identification Number)

                            12040 115TH AVENUE N.E.
                               KIRKLAND, WA 98034
                                 (425) 820-8900
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                         ------------------------------

                         STEPHEN H. FRIEND, M.D., PH.D.
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            12040 115TH AVENUE N.E.
                               KIRKLAND, WA 98034
                                 (425) 820-8900
(Name, Address Including Zip Code, and Telephone Number Including Area Code, of
                               Agent for Service)

                         ------------------------------

                                   COPIES TO:

                MARK J. HANDFELT                                       WILLIAM T. WHELAN
               JOHN W. ROBERTSON                                      JOHN J. CHENEY, III
                 MEGAN L. MUIR                           MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO,
               VENTURE LAW GROUP                                              P.C.
           A PROFESSIONAL CORPORATION                                 ONE FINANCIAL CENTER
              4750 CARILLON POINT                                       BOSTON, MA 02111
               KIRKLAND, WA 98033                                        (617) 542-6000
                 (425) 739-8700

                         ------------------------------

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

                         ------------------------------

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-32780

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / __________

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / __________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

  TITLE OF EACH CLASS OF                                PROPOSED MAXIMUM         PROPOSED MAXIMUM
        SECURITIES               AMOUNT TO BE          OFFERING PRICE PER            AGGREGATE                AMOUNT OF
     TO BE REGISTERED            REGISTERED(1)              SHARE(2)             OFFERING PRICE(2)       REGISTRATION FEE(3)
Common Stock, par value
  $0.001                            230,000                  $14.00                 $3,220,000                  $850

(1) Includes 30,000 shares of common stock issuable upon exercise of the underwriters' over-allotment option.

(2) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(a) under the Securities Act.

(3) Paid herewith.
                         ------------------------------

        THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the initial public offering of Common Stock of Rosetta Inpharmatics, Inc. contemplated by a Registration Statement on Form S-1, Securities and Exchange Commission File No. 333-32780 (the "Prior Registration Statement") and is filed solely to increase the number of shares to be offered in such offering by 200,000 shares plus up to 30,000 additional shares that may be sold pursuant to the Underwriters' over-allotment option. The contents of the Prior Registration Statement, declared effective on August 2, 2000, including the exhibits thereto, are hereby incorporated by reference.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Kirkland, State of Washington on August 3, 2000.

                                                     ROSETTA INPHARMATICS, INC.

                                                     By:             /s/ JOHN J. KING, II
                                                         --------------------------------------------
                                                         John J. King, II
                                                         SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE                                                     TITLE                         DATE
---------                                                     -----                         ----
                *
---------------------------------           President, Chief Executive Officer and      August 3,
Stephen H. Friend, M.D., Ph.D.                Director (Principal Executive Officer)    2000

/s/ JOHN J. KING, II
---------------------------------           Senior Vice President, Chief Operating      August 3,
John J. King, II                              Officer and Director                      2000

                *                           Senior Vice President, Chief Financial
---------------------------------             Officer (Principal Financial and          August 3,
Gregory Sessler                               Accounting Officer)                       2000

                *
---------------------------------           Director                                    August 3,
Steven Gillis, Ph.D.                                                                    2000

                *
---------------------------------           Director                                    August 3,
Bill Buffington                                                                         2000

                *
---------------------------------           Director                                    August 3,
Ruth Kunath                                                                             2000

                *
---------------------------------           Director                                    August 3,
Peter Svenillson                                                                        2000

                *
---------------------------------           Director                                    August 3,
Charles P. Waite                                                                        2000

                *
---------------------------------           Director                                    August 3,
Harvey S. Sadow, Ph.D.                                                                  2000

                *
---------------------------------           Director                                    August 3,
William W. Ericson                                                                      2000

*By:   /s/ JOHN J. KING, II
       ---------------------------
       John J. King, II
       Attorney-In-Fact

                                 EXHIBIT INDEX

EXHIBIT NO.                                     DESCRIPTION
---------------------   ------------------------------------------------------------
   1.1*                 Underwriting Agreement
   5.1                  Opinion of Venture Law Group, A Professional Corporation
  23.1                  Consent of PriceWaterhouseCoopers LLP, Independent Auditors
  23.3                  Consent of Venture Law Group, A Professional Corporation
                        (included in Exhibit 5.1)
  24.1*                 Power of Attorney

------------------------

* Incorporated by reference from the Registration Statement on Form S-1 of the Registrant, File No. 333-32780